UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22409

Tortoise MLP Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2012

Item 1. Reports to Stockholders.

NTG LISTED NYSE

Tortoise MLP Fund, Inc.

Yield

Growth

Quality

2012 2nd Quarter Report

May 31, 2012

…Steady Wins®

Company at a Glance

Tortoise MLP Fund, Inc. (NYSE: NTG) offers a closed-end fund strategy of investing in energy infrastructure MLPs and their affiliates, with an emphasis on natural gas infrastructure MLPs.

Investment Focus

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. The fund focuses primarily on “midstream” energy infrastructure MLPs that engage in the business of transporting, gathering and processing and storing natural gas and natural gas liquids (NGLs).

Under normal circumstances, we invest at least 80 percent of NTG’s total assets in MLP equity securities with at least 70 percent of total assets in natural gas infrastructure MLP equity securities. Of the total assets in the fund, we may invest as much as 50 percent in restricted securities, primarily through direct investments in securities of listed companies. We do not invest in privately held companies and limit our investment in any one security to 10 percent.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 80 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector, with an emphasis on natural gas infrastructure MLPs. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Natural gas infrastructure MLPs are companies in which over 50 percent of their revenue, cash flow or assets are related to the operation of natural gas or NGL infrastructure assets. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

An NTG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

  The opportunity for tax deferred distributions and distribution growth;

  Simplified tax reporting (investors receive a single 1099) compared to directly owning MLP units;

  Appropriate for retirement and other tax exempt accounts;

  Potential diversification of overall investment portfolio; and

  Professional securities selection and active management by an experienced adviser.

June 15, 2012

Dear Fellow Stockholders,

Macro uncertainty dominated the last month of our second fiscal quarter ended May 31, 2012, with European turmoil taking center stage. This volatility reversed the year’s earlier broader market gains, with shorter-term market noise not allowing time for investors to differentiate quality. As a result, equity markets, including the energy sector as a whole, were down in the month of May, as evidenced by the S&P 500® and S&P 500 Energy® total return of negative 6.0 percent and negative 10.2 percent, respectively.

The short-term market environment also impacted master limited partnerships (MLPs) across the board. However, midstream MLPs have demonstrated their resiliency across several cycles and we continue to believe their businesses remain strong, anchored in predictable distributions.

Master Limited Partnership Sector Review

The Tortoise MLP Index® posted a total return of negative 9.1 percent and positive 1.7 percent for the three months and six months ended May 31, 2012, respectively. Pipeline MLPs performed well on a relative basis, as evidenced by the Tortoise Long-Haul Pipeline MLP Index’s total return of negative 8.0 percent and positive 4.8 percent, respectively, for the same periods.

We remain confident in our distribution growth expectations for midstream MLPs of 6 to 8 percent for 2012, as heightened activity in both M&A and internal growth projects continue. We just witnessed three years of more than $100 billion of acquisitions and internal growth projects, and we anticipate another $100 billion over the next three years. M&A activity remains elevated in 2012 with over $22 billion fiscal year-to-date. We believe the two largest announced transactions this year, Energy Transfer’s bid of approximately $5 billion for Sunoco and Williams Partners’ $2.5 billion acquisition of Caiman Energy, validate the expanding liquids growth story in the U.S.

Also driving activity are significant internal growth projects as the continued emergence of the shale plays is highlighting the natural gas production growth potential. This production growth is presenting numerous opportunities for MLPs to build out supporting pipeline, processing and fractionation infrastructure. Demand for relatively low cost and clean natural gas continues to rise, driven by power companies switching from coal to natural gas-fired generation and industries, such as the steel industry, increasing their usage of natural gas.

It is noteworthy that in April, for the first time ever, U.S. power plants produced the same amount of electricity from both natural gas and coal, with each accounting for approximately 32 percent of net electricity generation. We expect continued coal-fired plant retirements, driven by both the lower cost as well as lower relative carbon footprint of natural gas as compared to coal.

Fund Performance Review

Our total assets decreased from $1.7 billion on Feb. 29, 2012, to $1.5 billion as of our second fiscal quarter end, resulting primarily from market depreciation of our investments. Our market-based total return was negative 5.7 percent and positive 2.0 percent (including the reinvestment of distributions) for the three months and six months ended May 31, 2012, respectively.

We paid a distribution of $0.4125 per common share ($1.65 annualized) to our stockholders on June 1, 2012, the same as our prior quarterly distribution. This distribution represented an annualized yield of 6.7 percent based on our fiscal quarter closing price of $24.51. Our distribution coverage (distributable cash flow divided by distributions) for the second fiscal quarter was 99.6 percent. For tax purposes, we currently expect 90 to 100 percent of NTG’s 2012 distributions to be characterized as return of capital, with the remainder characterized as qualified dividend income, or QDI. A final determination of the characterization will be made in January 2013.

We ended the second fiscal quarter with leverage (including bank debt, senior notes and preferred stock) at 22.8 percent of total assets, which had a weighted average maturity of 5.7 years, a weighted average cost of 3.8 percent, and over 87 percent at fixed rates.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion of this report.

Conclusion

We continue to believe that natural gas infrastructure MLPs play a key role in supporting the growing demand for domestic and abundant natural gas. We will continue to monitor the impact of the overall macroeconomic environment, but continue to believe these assets, critical to our energy needs, are attractive to investors in both growth periods and uncertain environments.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP Fund, Inc.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(Unaudited)

2012 2nd Quarter Report       1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2011			2012
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions received from master limited partnerships	$24,035	$24,081	$24,030	$24,217	$23,945
Dividends paid in stock	1,538	1,511	1,543	1,635	1,749
Other income	80	—	—	—	—
Total from investments	25,653	25,592	25,573	25,852	25,694
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	2,885	2,789	2,825	3,107	3,094
Other operating expenses	381	352	359	286	286
	3,266	3,141	3,184	3,393	3,380
Distributable cash flow before leverage costs and current taxes	22,387	22,451	22,389	22,459	22,314
Leverage costs(2)	3,412	3,438	3,372	3,401	3,400
Current income tax expense	7	7	2	—	—
Distributable Cash Flow(3)	$18,968	$19,006	$19,015	$19,058	$18,914
As a percent of average total assets(4)
Total from investments	6.15%	6.47%	6.67%	6.24%	6.18%
Operating expenses before leverage costs and current taxes	0.78%	0.79%	0.83%	0.82%	0.81%
Distributable cash flow before leverage costs and current taxes	5.37%	5.68%	5.84%	5.42%	5.37%
As a percent of average net assets(4)
Total from investments	8.64%	9.06%	9.31%	8.75%	8.79%
Operating expenses before leverage costs and current taxes	1.10%	1.11%	1.16%	1.15%	1.16%
Leverage costs and current taxes	1.15%	1.22%	1.23%	1.15%	1.16%
Distributable cash flow	6.39%	6.73%	6.92%	6.45%	6.47%

Selected Financial Information
Distributions paid on common stock	$18,502	$18,693	$18,883	$18,954	$18,997
Distributions paid on common stock per share	0.4075	0.4100	0.4125	0.4125	0.4125
Distribution coverage percentage for period(5)	102.5%	101.7%	100.7%	100.5%	99.6%
Net realized gain (loss), net of income taxes, for the period	6,453	1,228	1,691	(5,314)	(6,034)
Total assets, end of period	1,580,414	1,521,935	1,566,608	1,731,580	1,530,564
Average total assets during period(6)	1,656,212	1,568,210	1,537,375	1,664,967	1,652,843
Leverage(7)	347,300	345,000	355,100	355,700	349,200
Leverage as a percent of total assets	22.0%	22.7%	22.7%	20.5%	22.8%
Net unrealized appreciation, end of period	106,542	77,527	121,871	237,227	137,300
Net assets, end of period	1,140,822	1,095,414	1,127,592	1,214,853	1,085,816
Average net assets during period(8)	1,177,775	1,120,242	1,101,261	1,188,060	1,162,876
Net asset value per common share	25.13	24.03	24.54	26.44	23.58
Market value per common share	25.70	24.41	24.84	26.45	24.51
Shares outstanding	45,404,188	45,593,328	45,949,783	45,949,783	46,052,502

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment loss, before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, implied distributions included in direct placement discounts, and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(4)	Annualized for periods less than one full year.
(5)	Distributable Cash Flow divided by distributions paid.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(8)	Computed by averaging daily values for the period.

2       Tortoise MLP Fund, Inc.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise MLP Fund, Inc.’s (“NTG”) primary investment objective is to provide a high level of total return with an emphasis on current distributions paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of energy infrastructure master limited partnerships (“MLPs”) and their affiliates, with an emphasis on natural gas infrastructure. Energy infrastructure MLPs own and operate a network of pipeline and energy-related logistical assets that transport, store, gather and process natural gas, natural gas liquids (“NGLs”), crude oil, refined petroleum products, and other resources or distribute, market, explore, develop or produce such commodities. Natural gas infrastructure MLPs are defined as companies engaged in such activities with over 50 percent of their revenue, cash flow or assets related to natural gas or NGL infrastructure assets.

While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets decreased approximately $201 million during the 2nd quarter primarily as a result of lower market values of our MLP investments. Distribution increases from our MLP investments were in-line with our expectations, asset-based expenses decreased slightly while other operating expenses were unchanged from the previous quarter. Total leverage as a percent of total assets increased and we maintained our quarterly distribution of $0.4125 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow, realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. Over the long term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount we receive as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income of the Company, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the

2012 2nd Quarter Report       3

Management’s Discussion (Unaudited) (Continued)

DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as current taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many crude/ refined products and natural gas liquids pipeline companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 2nd quarter 2012 was approximately $25.7 million, representing an increase of 0.2 percent as compared to 2nd quarter 2011 and a decrease of 0.6 percent as compared to 1st quarter 2012. On an annualized basis, total distributions for the quarter equate to 6.18 percent of our average total assets for the quarter. These changes reflect increases in per share distribution rates on our MLP investments offset by the impact of trading activity wherein certain investments with higher current yields and lower expected future growth were sold and replaced with investments that had lower current yields and higher expected future growth.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 0.81 percent of average total assets for the 2nd quarter 2012, a slight decrease as compared to the 1st quarter 2012 and a slight increase as compared to 2nd quarter 2011. While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser waived an amount equal to 0.25 percent of average monthly managed assets through July 27, 2011. In addition, the Adviser has agreed to waive an amount equal to 0.20 percent of average monthly managed assets from July 28, 2011 through December 31, 2012, with further reductions in the fee waiver of 0.05 percent of average managed assets per calendar year through 2015.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were relatively unchanged as compared to the 1st quarter 2012.

The weighted average annual rate of our leverage at May 31, 2012 was 3.77 percent including balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility, and as our leverage matures or is redeemed. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable Cash Flow

For 2nd quarter 2012, our DCF was approximately $18.9 million, a decrease of 0.3 percent as compared to 2nd quarter 2011 and a decrease of 0.8 percent as compared to 1st quarter 2012. The changes are the net result of changes in distributions and expenses as outlined above. We declared a distribution of $19.0 million, or $0.4125 per share, during the quarter. This represents an increase of $0.005 per share as compared to 2nd quarter 2011 and is unchanged from 1st quarter 2012.

Our distribution coverage ratio was 99.6 percent for 2nd quarter 2012, compared to a coverage ratio of 100.5 percent for 1st quarter 2012. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions or portfolio managers taking on more risk than they otherwise would.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2012 YTD and 2nd quarter 2012 (in thousands):

	2012 YTD	2nd Qtr 2012
Net Investment Loss, before Income Taxes	$(16,070)	$(10,589)
Adjustments to reconcile to DCF:
Dividends paid in stock	3,384	1,749
Distributions characterized as return of capital	50,465	27,657
Amortization of debt issuance costs	193	97
DCF	$37,972	$18,914

Liquidity and Capital Resources

We had total assets of $1.531 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid. During 2nd quarter 2012, total assets decreased $201 million. This change was primarily the result of a $195 million decrease

4       Tortoise MLP Fund, Inc.

Management’s Discussion (Unaudited) (Continued)

in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions), net sales of approximately $5 million and a decrease in receivables of approximately $1 million.

Total leverage outstanding at May 31, 2012 was $349.2 million, a decrease of $6.5 million as compared to February 29, 2012. Outstanding leverage is comprised of $255 million in senior notes, $90 million in preferred shares and $4.2 million outstanding under the credit facility, with 87.3 percent of leverage with fixed rates and a weighted average maturity of 5.7 years. Total leverage represented 22.8 percent of total assets at May 31, 2012, as compared to 20.5 percent as of February 29, 2012 and 22.0 percent as of May 31, 2011. Our leverage as a percent of total assets remains below our long-term target level of 25 percent, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $345 million is comprised of 74 percent private placement debt and 26 percent private placement preferred equity with a weighted average rate of 3.76 percent and remaining weighted average laddered maturity of approximately 5.8 years.

We use leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 and Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Subsequent to quarter-end, we entered into an amendment to our bank credit facility that extends the facility through June 17, 2013. Terms of the amendment provide for an unsecured revolving credit facility of $60,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2012. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

The portion of our distribution that is not income is treated as a return of capital. A holder of our common stock will reduce their cost basis for income tax purposes by the amount designated as return of capital. For tax purposes, the distribution to common stockholders for the fiscal year ended 2011 was 100 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by an amount equal to the total distributions they received in 2011. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of the distribution to common stockholders for the fiscal year ended 2011 was 100 percent return of capital. We currently estimate that 90 to 100 percent of 2012 distributions will be characterized as return of capital for tax purposes, with the remaining percentage, if any, characterized as qualified dividend income. A final determination of the characterization will be made in January 2013.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At May 31, 2012, our investments are valued at approximately $1.528 billion, with an adjusted cost of $1.311 billion. The $217 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At May 31, 2012, the balance sheet reflects a net deferred tax liability of approximately $71 million or $1.54 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

As of November 30, 2011, we had approximately $29 million in capital loss carryforwards and $234 million in net operating losses. To the extent we have taxable income that is not offset by either capital loss carryforwards or net operating losses, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

2012 2nd Quarter Report       5

Schedule of Investments May 31, 2012
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 140.7%(1)

Natural Gas/Natural Gas Liquids Pipelines — 85.4%(1)
United States — 85.4%(1)
Boardwalk Pipeline Partners, LP	3,523,800	$91,442,610
El Paso Pipeline Partners, L.P.	3,720,900	122,082,729
Energy Transfer Equity, L.P.	446,621	16,225,741
Energy Transfer Partners, L.P.	2,893,600	125,553,304
Enterprise Products Partners L.P.	2,725,400	132,890,504
Inergy Midstream, L.P.	812,700	16,944,795
ONEOK Partners, L.P.	1,534,797	83,799,916
Regency Energy Partners LP	4,520,433	97,279,718
Spectra Energy Partners, LP	2,704,180	84,289,291
TC PipeLines, LP	858,200	35,186,200
Williams Partners L.P.	2,289,800	121,130,420
		926,825,228

Natural Gas Gathering/Processing — 28.8%(1)
United States — 28.8%(1)
Chesapeake Midstream Partners, L.P.	1,140,000	28,534,200
Copano Energy, L.L.C.	1,646,300	44,120,840
Crestwood Midstream Partners LP(2)	1,465,050	37,007,163
DCP Midstream Partners, LP	1,259,900	49,551,867
MarkWest Energy Partners, L.P.	1,050,400	50,356,176
Targa Resources Partners LP	1,465,300	57,469,066
Western Gas Partners LP	1,040,131	45,859,376
		312,898,688

Crude/Refined Products Pipelines — 26.5%(1)
United States — 26.5%(1)
Buckeye Partners, L.P.	1,055,828	50,172,946
Enbridge Energy Partners, L.P.	1,728,900	50,553,036
Holly Energy Partners, L.P.	735,300	41,595,921
Kinder Morgan Management, LLC(2)	871,055	61,871,042
NuStar Energy L.P.	631,500	32,970,615
Plains All American Pipeline, L.P.	646,400	50,761,792
		287,925,352
Total Master Limited Partnerships and
Related Companies (Cost $1,310,787,221)		1,527,649,268
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.19%(3) (Cost $140,075)	140,075	140,075
Total Investments — 140.7%(1)
(Cost $1,310,927,296)		1,527,789,343
Other Assets and Liabilities — (8.9%)(1)		(96,972,984)
Long-Term Debt Obligations — (23.5%)(1)		(255,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.3%)(1)		(90,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,085,816,359

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Rate indicated is the current yield as of May 31, 2012.

See accompanying Notes to Financial Statements.

6       Tortoise MLP Fund, Inc.

Statement of Assets & Liabilities May 31, 2012
(Unaudited)

Assets
Investments at fair value (cost $1,310,927,296)	$1,527,789,343
Receivable for Adviser expense reimbursement	540,203
Prepaid expenses and other assets	2,234,060
Total assets	1,530,563,606
Liabilities
Payable to Adviser	2,565,966
Distribution payable to common stockholders	18,996,665
Accrued expenses and other liabilities	3,061,800
Deferred tax liability	70,922,816
Short-term borrowings	4,200,000
Long-term debt obligations	255,000,000
Mandatory redeemable preferred stock ($25.00 liquidation
value per share; 3,600,000 shares outstanding)	90,000,000
Total liabilities	444,747,247
Net assets applicable to common stockholders	$1,085,816,359
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 46,052,502 shares issued
and outstanding (100,000,000 shares authorized)	$46,053
Additional paid-in capital	968,956,190
Accumulated net investment loss, net of income taxes	(28,176,697)
Undistributed realized gain, net of income taxes	7,690,641
Net unrealized appreciation of investments, net of income taxes	137,300,172
Net assets applicable to common stockholders	$1,085,816,359
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$23.58

Statement of Operations Period from December 1, 2011 through May 31, 2012
(Unaudited)

Investment Income
Distributions from master limited partnerships	$48,161,618
Less return of capital on distributions	(50,465,382)
Net distributions from master limited partnerships	(2,303,764)
Dividends from money market mutual funds	167
Total Investment Loss	(2,303,597)
Operating Expenses
Advisory fees	7,854,457
Administrator fees	228,926
Professional fees	104,053
Stockholder communication expenses	81,565
Directors’ fees	70,117
Fund accounting fees	42,336
Custodian fees and expenses	35,698
Registration fees	21,025
Stock transfer agent fees	6,214
Franchise fees	(75,230)
Other operating expenses	57,434
Total Operating Expenses	8,426,595
Leverage Expenses
Interest expense	4,858,201
Distributions to mandatory redeemable preferred stockholders	1,868,501
Amortization of debt issuance costs	192,774
Other leverage expenses	74,175
Total Leverage Expenses	6,993,651
Total Expenses	15,420,246
Less expense reimbursement by Adviser	(1,653,570)
Net Expenses	13,766,676
Net Investment Loss, before Income Taxes	(16,070,273)
Deferred tax benefit	5,449,114
Net Investment Loss	(10,621,159)
Realized and Unrealized Gain on Investments
Net realized loss on investments, before income taxes	(17,941,614)
Deferred tax benefit	6,593,543
Net realized loss on investments	(11,348,071)
Net unrealized appreciation of investments, before income taxes	24,393,769
Deferred tax expense	(8,964,710)
Net unrealized appreciation of investments	15,429,059
Net Realized and Unrealized Gain on Investments	4,080,988
Net Decrease in Net Assets Applicable to
Common Stockholders Resulting from Operations	$(6,540,171)

See accompanying Notes to Financial Statements.

2012 2nd Quarter Report       7

Statement of Changes in Net Assets
	Period from
	December 1, 2011
	through	Year Ended
	May 31, 2012	November 30, 2011
	(Unaudited)
Operations
Net investment loss	$(10,621,159)	$(15,661,729)
Net realized gain (loss) on investments	(11,348,071)	18,830,309
Net unrealized appreciation of investments	15,429,059	54,475,263
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(6,540,171)	57,643,843
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(37,950,943)	(74,579,942)
Total distributions to common stockholders	(37,950,943)	(74,579,942)
Capital Stock Transactions
Issuance of 102,719 and 545,595 common shares from reinvestment of distributions to stockholders	2,715,890	13,407,746
Net increase in net assets applicable to common stockholders from capital stock transactions	2,715,890	13,407,746
Total decrease in net assets applicable to common stockholders	(41,775,224)	(3,528,353)
Net Assets
Beginning of period	1,127,591,583	1,131,119,936
End of period	$1,085,816,359	$1,127,591,583
Accumulated net investment loss, net of income taxes, end of period	$(28,176,697)	$(17,555,538)

See accompanying Notes to Financial Statements.

8       Tortoise MLP Fund, Inc.

Statement of Cash Flows Period from December 1, 2011 through May 31, 2012
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$48,161,618
Dividend income received	299
Purchases of long-term investments	(77,548,147)
Proceeds from sales of long-term investments	65,117,197
Proceeds from sales of short-term investments, net	2,127
Interest expense paid	(4,832,296)
Distributions to mandatory redeemable preferred stockholders	(1,868,500)
Other leverage expenses paid	(3,100)
Operating expenses paid	(6,890,800)
Net cash provided by operating activities	22,138,398
Cash Flows From Financing Activities
Advances from revolving line of credit	65,200,000
Repayments on revolving line of credit	(71,100,000)
Distributions paid to common stockholders	(16,238,398)
Net cash used in financing activities	(22,138,398)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations
to net cash provided by operating activities
Net decrease in net assets applicable to common
stockholders resulting from operations	$(6,540,171)
Adjustments to reconcile net decrease in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(73,200,616)
Proceeds from sales of long-term investments	62,223,043
Proceeds from sales of short-term investments, net	2,127
Return of capital on distributions received	50,465,382
Deferred tax benefit	(3,077,947)
Net unrealized appreciation of investments	(24,393,769)
Net realized loss on investments	17,941,614
Amortization of debt issuance costs	192,774
Changes in operating assets and liabilities:
Decrease in interest and dividend receivable	152
Decrease in receivable for investments sold	2,894,154
Increase in prepaid expenses and other assets	(50,771)
Decrease in payable for investments purchased	(4,347,531)
Increase in payable to Adviser, net of
expense reimbursement	111,635
Decrease in accrued expenses and other liabilities	(81,678)
Total adjustments	28,678,569
Net cash provided by operating activities	$22,138,398
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$2,715,890

See accompanying Notes to Financial Statements.

2012 2nd Quarter Report       9

Financial Highlights
	Period from		Period from
	December 1, 2011		July 30, 2010(1)
	through	Year Ended	through
	May 31, 2012	November 30, 2011	November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$24.54	$24.91	$—
Public offering price	—	—	25.00
Income (Loss) from Investment Operations
Net investment loss(3)	(0.23)	(0.34)	(0.04)
Net realized and unrealized gain on investments(3)	0.10	1.61	1.49
Total income (loss) from investment operations	(0.13)	1.27	1.45
Distributions to Common Stockholders
Net investment income	—	—	—
Return of capital	(0.83)	(1.64)	(0.36)
Total distributions to common stockholders	(0.83)	(1.64)	(0.36)
Underwriting discounts and offering costs on issuance of common stock(4)	—	—	(1.18)
Net Asset Value, end of period	$23.58	$24.54	$24.91
Per common share market value, end of period	$24.51	$24.84	$24.14
Total Investment Return Based on Market Value(5)	1.96%	9.88%	(2.02)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$1,085,816	$1,127,592	$1,131,120
Average net assets (000’s)	$1,175,399	$1,140,951	$1,087,459
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.33%	1.30%	1.07%
Other operating expenses	0.10	0.13	0.12
Expense reimbursement	(0.28)	(0.32)	(0.28)
Subtotal	1.15	1.11	0.91
Leverage expenses	1.19	1.22	0.48
Income tax expense (benefit)(7)	(0.52)	3.11	10.44
Total expenses	1.82%	5.44%	11.83%
Ratio of net investment loss to average net assets before expense reimbursement(6)	(2.09)%	(1.69)%	(0.79)%
Ratio of net investment loss to average net assets after expense reimbursement(6)	(1.81)%	(1.37)%	(0.51)%
Portfolio turnover rate	3.79%	19.57%	1.24%
Short-term borrowings, end of period (000’s)	$4,200	$10,100	$30,700
Long-term debt obligations, end of period (000’s)	$255,000	$255,000	$230,000
Preferred stock, end of period (000’s)	$90,000	$90,000	$90,000
Per common share amount of long-term debt obligations outstanding, end of period	$5.54	$5.55	$5.07
Per common share amount of net assets, excluding long-term debt obligations, end of period	$29.11	$30.09	$29.98
Asset coverage, per $1,000 of principal amount of
long-term debt obligations and short-term borrowings(8)	$5,536	$5,593	$5,684
Asset coverage ratio of long-term debt obligations and short-term borrowings(8)	554%	559%	568%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(9)	$103	$104	$106
Asset coverage ratio of preferred stock(9)	411%	418%	423%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2011 and the period from July 30, 2010 through November 30, 2010 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from July 30, 2010 through November 30, 2010.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to the company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	For the period from December 1, 2011 through May 31, 2012, the Company accrued $3,077,947 for net deferred income tax benefit. For the year ended November 30, 2011, the Company accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense. For the period from July 30, 2010 to November 30, 2010, the Company accrued $50,000 for current income tax expense and $38,533,993 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited) May 31, 2012

1. Organization

Tortoise MLP Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 23, 2010, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector, with an emphasis on natural gas infrastructure. The Company commenced operations on July 30, 2010. The Company’s stock is listed on the New York Stock Exchange under the symbol “NTG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2010 through November 30, 2011, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 6 percent of total distributions as investment income and approximately 94 percent as return of capital.

Subsequent to November 30, 2011, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2010 through November 30, 2011 based on the 2011 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $4,960,000 or $0.108 per share ($3,137,000 or $0.068 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $4,153,000 or $0.090 per share ($2,627,000 or $0.057 per share, net of deferred tax expense), and an increase in realized gains of approximately $807,000 or $0.018 per share ($510,000 or $0.011 per share, net of deferred tax expense) for the period from December 1, 2011 through May 31, 2012.

Subsequent to the period ended February 29, 2012, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2012 estimates, after considering the final allocations for 2011. This reclassification amounted to a decrease in pre-tax net investment income of approximately $206,000 or $0.005 per share ($130,000 or $0.003 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $959,000 or $0.021 per share ($607,000 or $0.013 per share, net of deferred tax expense), and a decrease in realized gains of approximately $753,000 or $0.016 per share ($477,000 or $0.010 per share, net of deferred tax benefit).

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act of the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their

2012 2nd Quarter Report       11

Notes to Financial Statements (Unaudited) (Continued)

ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2011 and the period ended May 31, 2012 was 100 percent return of capital. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2011 were 100 percent return of capital. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2012.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily and paid quarterly based on fixed annual rates. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2011 and the period ended May 31, 2012 was 100 percent return of capital. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2011 were 100 percent return of capital. The tax character of distributions paid to MRP stockholders for the current year will be determined subsequent to November 30, 2012.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations and Mandatory Redeemable Preferred (“MRP”) Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended May 31, 2012.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is evaluating the impact of these amendments, but currently does not believe they will have a material impact on the Company’s financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 80 percent of its total assets in equity securities of MLPs in the energy infrastructure sector and to invest at least 70 percent of its total assets in equity securities of natural gas infrastructure MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities. The Company will not invest in privately held companies. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

12       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has agreed to waive an amount equal to 0.20 percent of average monthly Managed Assets for the period from July 28, 2011 through December 31, 2012, 0.15 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013, 0.10 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014, and 0.05 percent of average monthly Managed Assets for the period from January 1, 2015 through December 31, 2015.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2012, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$63,792,432
Capital loss	7,137,939
70,930,371
Deferred tax liabilities:
Basis reduction of investment in MLPs	62,156,385
Net unrealized gains on investment securities	79,696,802
141,853,187
Total net deferred tax liability	$70,922,816

At May 31, 2012, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income of the appropriate character. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2012, the Company had no uncertain tax positions and no penalties and interest were accrued. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized losses and unrealized gains on investments for the period ended May 31, 2012, as follows:

Application of statutory income tax rate	$3,366,341
State income taxes, net of federal tax effect	168,317
Nondeductible payments on preferred stock	(718,677)
Dividends received deduction	261,966
Total income tax benefit	$3,077,947

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2011 through May 31, 2012, the components of income tax benefit include deferred federal and state income tax benefit (net of federal tax effect) of $2,931,379 and $146,568, respectively.

As of November 30, 2011, the Company had a net operating loss for federal income tax purposes of approximately $33,539,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $3,343,000 and $30,196,000 in the years ending November 30, 2030 and 2031, respectively. The amount of deferred tax asset for net operating loss and capital loss at May 31, 2012 includes amounts for the period from December 1, 2011 through May 31, 2012.

As of May 31, 2012, the aggregate cost of securities for federal income tax purposes was $1,141,794,276. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $394,016,092, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $8,021,025 and the net unrealized appreciation was $385,995,067.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2012 2nd Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of May 31, 2012. These assets are measured on a recurring basis.

	Fair Value at
Description	May 31, 2012	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,527,649,268	$1,527,649,268	$—	$—
Other:
Short-Term Investments(b)	140,075	140,075	—	—
Total	$1,527,789,343	$1,527,789,343	—	—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investments are sweep investments for cash balances in the Company at May 31, 2012.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period from December 1, 2011 through May 31, 2012.

7. Investment Transactions

For the period from December 1, 2011 through May 31, 2012, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $73,200,616 and $62,223,043 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $255,000,000 aggregate principal amount of private senior notes, Series A, Series B, Series C, Series D, Series E, Series F, and Series G (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series A, Series B, Series C, Series D, and Series G Notes accrue interest at fixed rates and the Series E and Series F Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.70 and 1.35 percent, respectively. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2012, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series E and Series F Notes approximates the carrying amount because the interest rates fluctuate with changes in interest rates available in the current market. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at May 31, 2012.

				Notional/
	Maturity	Interest		Carrying	Estimated
Series	Date	Rate		Amount	Fair Value
Series A	December 15, 2013	2.48%		$12,000,000	$12,101,496
Series B	December 15, 2015	3.14%		24,000,000	24,708,834
Series C	December 15, 2017	3.73%		57,000,000	60,307,826
Series D	December 15, 2020	4.29%		112,000,000	121,501,370
Series E	December 15, 2015	2.17	%(1)	25,000,000	25,000,000
Series F	May 12, 2014	1.82	%(2)	15,000,000	15,000,000
Series G	May 12, 2018	4.35%		10,000,000	10,858,500
				$255,000,000	$269,478,026

(1)	Floating rate; weighted-average rate for the period from December 1, 2011 through May 31, 2012 was 2.20 percent.
(2)	Floating rate; weighted-average rate for the period from December 1, 2011 through May 31, 2012 was 1.83 percent.

14       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 3,600,000 shares of private Mandatory Redeemable Preferred (“MRP”) Stock authorized and outstanding at May 31, 2012. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

The estimated fair value of each series of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The following table shows the mandatory redemption date, fixed rate, aggregate liquidation preference, number of shares outstanding and estimated fair value of each series of MRP Stock outstanding as of May 31, 2012.

	Mandatory		Aggregate
	Redemption	Fixed	Liquidation	Shares	Estimated
Series	Date	Rate	Preference	Outstanding	Fair Value
Series A	December 15, 2015	3.69%	$25,000,000	1,000,000	$25,550,254
Series B	December 15, 2017	4.33%	65,000,000	2,600,000	68,129,588
			$90,000,000	3,600,000	$93,679,842

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2012, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

10. Credit Facility

On September 23, 2011 the Company entered into an amendment to its credit facility that extends the credit facility through September 21, 2012. Bank of America, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. The terms of the amendment provide for an unsecured revolving credit facility of $65,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2012 was approximately $24,700,000 and 1.51 percent, respectively. At May 31, 2012, the principal balance outstanding was $4,200,000 at an interest rate of 1.49 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2012, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 46,052,502 shares outstanding at May 31, 2012. Transactions in common stock for the period ended May 31, 2012, were as follows:

Shares at November 30, 2011	45,949,783
Share sold through reinvestment of distributions	102,719
Shares at May 31, 2012	46,052,502

12. Subsequent Events

On June 1, 2012, the Company paid a distribution of $0.4125 per common share, for a total of $18,996,657. Of this total, the dividend reinvestment amounted to $2,357,340.

On June 18, 2012, the Company entered into an amendment to its credit facility that extends the credit facility through June 17, 2013. The terms of the amendment provide for an unsecured revolving credit facility of $60,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2012 2nd Quarter Report       15

Additional Information (Unaudited)

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 24, 2012. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares
Charles E. Heath*
Affirmative	3,200,000
Withheld	0
TOTAL	3,200,000

*Only preferred stockholders are entitled to vote on this director.

Each of H. Kevin Birzer and John Graham continued as a director with a term expiring on the date of the 2013 annual meeting of stockholders. Conrad S. Ciccotello continued as a director and his term expires on the date of the 2014 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (6 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	4
Against	0
Abstain	1
Broker Non-votes	0
TOTAL	5

Vote of Stockholders	No. of Shares
Affirmative	15,937,121
Against	1,192,698
Abstain	341,373
Broker Non-votes	29,113,077
TOTAL	46,584,269

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2012.

No. of Shares
Affirmative	46,014,943
Against	271,771
Abstain	297,555
TOTAL	46,584,269

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2012, the aggregate compensation paid by the Company to the independent directors was $71,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2011 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise MLP Fund, Inc.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise MLP Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: NTG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,614	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$321
Tortoise Energy Capital Corp.		Midstream Equity	$826	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$215
Tortoise MLP Fund, Inc.		Natural Gas Equity	$1,583
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$211

(1) As of 6/30/12

NTG
LISTED
NYSE

Tortoise MLP Fund, Inc.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise MLP Fund, Inc.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
12/1/11-12/31/11
Month #2	0	0	0	0
1/1/12-1/31/12
Month #3	0	0	0	0
2/1/12-2/29/12
Month #4	0	0	0	0
3/1/12-3/31/12
Month #5	0	0	0	0
4/1/12-4/30/12
Month #6	0	0	0	0
5/1/12-5/31/12
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise MLP Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     July 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     July 24, 2012

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     July 24, 2012